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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                          Date of Report March 15, 1999


               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
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             (Exact name of registrant as specified in its charter)

              Delaware                                 333-64765                                   13-3411414
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    (State or other jurisdiction                (Commission File Number)               (IRS Employer Identification No.)
          of incorporation)


        One New York Plaza, 18th Floor
        New York, New York                                                             10292-2018
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         (Address of Principal Executive Offices)                                       (Zip Code)

                                 (212) 778-1818
                        -------------------------------
                Registrant's telephone number including area code


                                 Not Applicable
                        -------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         Attached as Exhibit 99.4 to this Current Report are certain materials ("Structural and Collateral Term Sheet") furnished to the Registrant by Prudential Securities Incorporated, as representative of Prudential Securities Incorporated, Morgan Stanley & Co. Incorporated and CIBC Oppenheimer Corp. (collectively, the "Underwriters"), in respect of the Prudential Securities Secured Financing Corporation Commercial Mortgage Pass-Through Certificates, Series 1999-NRF1, Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates (the "Certificates"). The Certificates will be offered pursuant to a Prospectus dated October 29, 1999, and a Prospectus Supplement thereto to be dated on or about March 17, 1999 (the Prospectus and the Prospectus Supplement are collectively referred to herein as the "Prospectus") to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3/A (Commission File No. 333-64765)(the "Registration Statement").

         Any statements or information contained in the Structural and Collateral Term Sheet shall be deemed to be modified or superseded for the purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.



ITEM 7.  FINANCIAL STATEMENTS: PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable

                  (c)      Exhibits

                           99.4     Structural and Collateral Term Sheet



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PRUDENTIAL SECURITIES SECURED
                                      FINANCING CORPORATION

                                      By: /s/Peter Riemenschneider
                                          --------------------------------
                                          Peter Riemenschneider
                                          Vice President


DATED:  March 15, 1999



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                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit
-----------                ----------------------
   99.4                    Structural and Collateral Term Sheet